Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2018
Harbor International Growth Fund
Effective September 3, 2018, all references to Tom Walsh as portfolio manager for Harbor International Growth Fund (“Fund”) are deleted. Baillie Gifford Overseas Limited continues to serve as the subadviser to the Fund, and Gerard Callahan, Iain Campbell, Joseph M. Faraday, CFA, Moritz Sitte, CFA, and Sophie Earnshaw, CFA continue to serve as co-portfolio managers for the Fund.
September 12, 2018
Investors Should Retain This Supplement For Future Reference
S0918.P.IG